Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS FIRST QUARTER 2016 REVENUES OF $6.7 MILLION; ADJUSTED EBITDA OF $0.6 MILLION; $1.5 MILLION NET LOSS

Atlanta, GA — June 8, 2016 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of the Looking Glass® platform of integrated solutions and analytics supporting revenue cycle optimization for healthcare enterprises in the new value-based world, today announced financial results for the first quarter of fiscal 2016, which ended April 30, 2016.

Revenues for the three-month period ended April 30 2016 increased approximately 8% to $6.7 million over the April 30, 2015 quarter revenue of $6.2 million.  Recurring revenue comprised 86% of total revenue in the quarter.  Adjusted EBITDA for the first quarter 2016 was $600,000, up appreciably from a negative $(1.3) million in first quarter of 2015. Net loss for the first quarter was $1.5 million, improved from a $1.9 million net loss in the same period a year ago.

“Our first quarter financial performance was as expected, with modest revenue growth over same quarter a year ago, and positive Adjusted EBITDA contribution of $600,000,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “We had previously communicated that our bookings in Q1 would not be what we expect going forward, and that was, in fact, the case. However, our significant investment in, and renewed focus on, sales and marketing is already generating results.  Our bookings in the first five weeks of the second quarter are already in excess of our first quarter bookings, and I am confident that our performance will improve throughout the remainder of this year based on the activity we are experiencing in all four channels of sales: current clients; new clients; resellers and key strategic partners.”

Highlights for the first quarter ended April 30, 2016 included:

•                  Revenue for the first quarter 2016 was $6.7 million;

•                  Adjusted EBITDA for the first quarter 2016 was $0.6 million;

•                  Net loss for the first quarter 2016 was $1.5 million;

•                  New sales bookings for the quarter were $0.5 million; and

•                  Backlog at the end of the quarter was $62.7 million.

Conference Call Information

The Company will conduct a conference call to review the results on Wednesday, June 8, 2016 at 5:00 PM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 888-359-3624 and then entering passcode 7600804.

A replay of the conference call will be available from Wednesday, June 8, 2016 at 8:00 PM ET to Monday, June 13, 2016 at 8:00 PM ET by dialing 888-203-1112 and entering passcode 7600804.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) before net interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, transaction expenses and other expenses that do not relate to Streamline Health’s core operations. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that support revenue cycle optimization for healthcare enterprises.   Our Looking Glass® platform delivers integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended April 30,
	2016	2015
Revenues:
Systems sales	$511,267	$298,616
Professional services	690,615	350,959
Maintenance and support	3,755,553	3,654,065
Software as a service	1,709,786	1,865,802
Total revenues	6,667,221	6,169,442

Operating expenses:
Cost of systems sales	745,484	726,791
Cost of services	638,764	771,496
Cost of maintenance and support	857,818	816,905
Cost of software as a service	484,243	738,831
Selling, general and administrative	3,598,841	4,506,174
Research and development	1,722,187	2,224,193
Total operating expenses	8,047,337	9,784,390
Operating loss	(1,380,116)	(3,614,948)
Other income (expense):
Interest expense	(162,012)	(243,941)
Miscellaneous income	66,222	1,988,974
Loss before income taxes	(1,475,906)	(1,869,915)
Income tax expense	(1,701)	3,882
Net loss	$(1,477,607)	$(1,866,033)
Less: deemed dividends on Series A Preferred Shares	(384,719)	(295,657)
Net loss attributable to common shareholders	$(1,862,326)	$(2,161,690)
Basic net loss per common share	$(0.10)	$(0.12)
Number of shares used in basic per common share computation	18,995,289	18,600,957
Diluted net loss per common share	$(0.10)	$(0.12)
Number of shares used in diluted per common share computation	18,995,289	18,600,957

STREAMLINE HEALTH SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

Assets

	April 30,	January 31,
	2016	2016
Current assets:
Cash and cash equivalents	$6,516,222	$9,882,136
Accounts receivable, net of allowance for doubtful accounts of $191,306 and $155,407, respectively	4,053,983	4,199,315
Contract receivables	93,831	119,697
Prepaid hardware and third party software for future delivery	7,595	5,858
Prepaid client maintenance contracts	983,787	956,913
Other prepaid assets	997,397	941,532
Other current assets	28,265	97,986
Total current assets	12,681,080	16,203,437

Non-current assets:
Property and equipment:
Computer equipment	2,645,851	2,647,135
Computer software	811,460	801,895
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	4,870,102	4,861,821
Accumulated depreciation and amortization	(2,725,612)	(2,407,746)
Property and equipment, net	2,144,490	2,454,075

Contract receivables, less current portion	—	8,711
Capitalized software development costs, net of accumulated amortization of $15,635,713 and $14,919,948 respectively	5,905,861	6,123,638
Intangible assets, net of accumulated amortization of $4,997,121 and $4,671,675, respectively	7,829,879	8,155,325
Deferred financing costs, net of accumulated amortization of zero and $84,531, respectively	—	270,147
Goodwill	16,184,667	16,184,667
Other	726,895	746,018
Total non-current assets	32,791,792	33,942,581
	$45,472,872	$50,146,018

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	April 30,	January 31,
	2016	2016
Current liabilities:
Accounts payable	$569,276	$1,136,779
Accrued compensation	407,088	935,324
Accrued other expenses	536,233	328,551
Current portion of long-term debt	2,468,227	673,807
Deferred revenues	8,397,555	10,447,280
Current portion of capital lease obligation	411,263	592,642
Total current liabilities	12,789,642	14,114,383

Non-current liabilities:
Term loans	5,645,800	7,861,084
Warrants liability	165,710	205,113
Royalty liability	2,327,136	2,291,888
Lease incentive liability, less current portion	371,788	369,406
Capital lease obligation	57,526	93,257
Deferred revenues, less current portion	1,078,729	1,212,709
Total non-current liabilities	9,646,689	12,033,457
Total liabilities	22,436,331	26,147,840

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $491,216 and $875,935, respectively	8,358,769	7,974,050

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 19,411,549 and 18,783,540 shares issued and outstanding, respectively	194,115	187,836
Additional paid in capital	79,825,549	79,700,577
Accumulated deficit	(65,341,892)	(63,864,285)
Total stockholders’ equity	14,677,772	16,024,128
	$45,472,872	$50,146,018

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended April 30,
	2016	2015
Operating activities:
Net loss	$(1,477,607)	$(1,866,033)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	320,672	314,325
Amortization of capitalized software development costs	715,765	782,468
Amortization of intangible assets	325,446	337,230
Amortization of other deferred costs	61,184	59,362
Valuation adjustment for warrants liability	(39,403)	(1,266,464)
Share-based compensation expense	477,212	651,982
Other valuation adjustments	47,417	43,412
Loss on disposal of property and equipment	567	34,228
Provision for accounts receivable	71,907	80,086
Deferred tax expense	—	(9,574)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts and contract receivables	108,002	551,201
Other assets	(39,082)	346,036
Accounts payable	(567,503)	(536,076)
Accrued expenses	(279,881)	(117,157)
Deferred revenues	(2,183,705)	(463,777)
Net cash used in operating activities	(2,459,009)	(1,058,751)

Investing activities:
Purchases of property and equipment	(11,654)	(15,582)
Capitalization of software development costs	(497,988)	—
Net cash used in investing activities	(509,642)	(15,582)

Financing activities:
Principal repayments on term loan	(168,451)	(125,000)
Principal payments on capital lease obligation	(217,110)	(199,022)
Payment of deferred financing costs	—	2,111
Proceeds from exercise of stock options and stock purchase plan	—	143,350
Payments related to settlement of employee share-based awards	(11,702)	—
Net cash used in financing activities	(397,263)	(178,561)
Decrease in cash and cash equivalents	(3,365,914)	(1,252,894)
Cash and cash equivalents at beginning of period	9,882,136	6,522,600
Cash and cash equivalents at end of period	$6,516,222	$5,269,706

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	April 30, 2016	January 31, 2016	April 30, 2015
Streamline Health Software Licenses	$21,410,000	$21,586,000	$25,347,000
Third Party Hardware and Software	200,000	200,000	113,000
Professional Services	5,480,000	5,803,000	8,046,000
Maintenance and Support	20,793,000	23,292,000	19,616,000
Software as a Service	14,820,000	16,264,000	21,465,000
Total	$62,703,000	$67,145,000	$74,587,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	April 30, 2016
	Value	% of Total Bookings
Streamline Health Software licenses	$218,000	41%
Software as a service	99,000	18%
Maintenance and support	44,000	8%
Professional services	176,000	33%
Hardware & third party software	—	0%
Total bookings	$537,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) before net interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, transaction expenses and other expenses that do not relate to Streamline Health’s core operations.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

	Three Months Ended,
Adjusted EBITDA Reconciliation	April 30, 2016	April 30, 2015
Net loss	$(1,478)	$(1,866)
Interest expense	162	244
Income tax expense	2	(4)
Depreciation	321	314
Amortization of capitalized software development costs	716	782
Amortization of intangible assets	325	337
Amortization of other costs	43	43
EBITDA	91	(150)
Share-based compensation expense	477	652
Loss of disposal of fixed assets	1	34
Associate severances and other costs relating to transactions or corporate restructuring	—	140
Non-cash valuation adjustments to assets and liabilities	8	(1,223)
Transaction related professional fees, advisory fees and other internal direct costs	19	12
Other non-recurring income	—	(750)
Adjusted EBITDA	$596	$(1,285)
Adjusted EBITDA Margin(1)	9%	(21)%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.10)	$(0.12)
Adjusted EBITDA per adjusted diluted share (2)	$0.03	$(0.07)

Diluted weighted average shares	18,995,289	18,600,957
Includable incremental shares — adjusted EBITDA (3)	3,251,455	—
Adjusted diluted shares	22,246,744	18,600,957

(1)         Adjusted EBITDA as a percentage of GAAP revenues

(2)         Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(3)         The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.